Exhibit 10.2

Execution Version

SECOND AMENDMENT

SECOND AMENDMENT, dated as of February 14, 2020 (this “Amendment”), to the Credit Agreement, dated as of October 1, 2018 (as amended, restated, supplemented or otherwise modified prior to the date hereof, including as amended by the First Amendment, dated as of February 14, 2020, the “Existing Credit Agreement”; and as amended by this Amendment, the “Credit Agreement”), among TENNECO INC., a Delaware corporation (the “Company”), TENNECO AUTOMOTIVE OPERATING COMPANY INC., a Delaware corporation and a Subsidiary of the Company (“TAOC”), any other Subsidiary Borrowers (as defined therein) from time to time parties thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Administrative Agent and certain other financial institutions are parties to the Existing Credit Agreement;

WHEREAS, the Borrowers and the Required Lenders party hereto wish pursuant to Section 10.1 of the Existing Credit Agreement to make certain amendments to the Existing Credit Agreement, in each case as described in this Amendment;

WHEREAS, pursuant to Section 10.1 of the Existing Credit Agreement, the parties hereto hereby agree to amend the Existing Credit Agreement as set forth herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein or the context otherwise requires, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2. Amendments. Effective as of the Second Amendment Effective Date (as defined below):

(a) The following definitions are hereby added in the appropriate alphabetical order to Section 1.1 of the Existing Credit Agreement:

“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

“Covered Entity” means any of the following:

(i)	a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b);

(ii)	a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or

(iii)	a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

“Covered Party” has the meaning assigned to it in Section 10.25.

“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

“QFC Credit Support” has the meaning assigned to it in Section 10.25.

“Supported QFC” has the meaning assigned to it in Section 10.25.

“U.S. Special Resolution Regime” has the meaning assigned to it in Section 10.25.

(b) Section 7.5(t) of the Existing Credit Agreement is hereby amended by amending and restating clause (iii) of the proviso therein as follows:

(iii) 100% of the Net Cash Proceeds from or in connection with the Spin-Off received by the Company and its Subsidiaries shall be applied on the date such proceeds are received, first to prepay or redeem the Target Notes and/or prepay the Term Loans until the Target Notes have been prepaid or redeemed in full and the Term Loans have been prepaid in full (it being understood that the Company may elect, in its discretion, to apply all or any portion of such proceeds first to the Target Notes or any tranche of Term Loans before applying such proceeds to the Target Notes or any other tranche of Term Loans, as applicable, including in such proportions as across such obligations as the Company may elect in its discretion) and second to prepay any outstanding Revolving Loans and Swingline Loans until the outstanding Revolving Loans and Swingline Loans have been prepaid in full and

(c) Section 10 of the Existing Credit Agreement is hereby amended by adding Section 10.25 as follows:

10.25 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding

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that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

3. Effectiveness. This Amendment shall become effective on the date (the “Second Amendment Effective Date”) on which:

(a) The Administrative Agent shall have received this Amendment executed and delivered by each Borrower, each Guarantor, the Administrative Agent and the Required Lenders.

(b) (i) No Default or Event of Default shall have occurred and be continuing on the Second Amendment Effective Date or after giving effect to this Amendment and (ii) each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects (and in all respects if any such representation and warranty is qualified by materiality) on and as of the Second Amendment Effective Date as if made on and as of such date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case it was true and correct in all material respects as of such earlier date).

(c) The Administrative Agent shall have received all fees required to be paid on the Second Amendment Effective Date and reasonable out-of-pocket expenses required to be reimbursed on the Second Amendment Effective Date and, with respect to out-of-pocket expenses, to the extent invoiced at least three business days prior to the Second Amendment Effective Date.

4. Representations and Warranties. On and as of the Second Amendment Effective Date, each Loan Party hereby represents and warrants to the Administrative Agent and each Lender that:

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(a) No Default or Event of Default has occurred and is continuing on the Second Amendment Effective Date or after giving effect to this Amendment.

(b) Each of the representations and warranties made by such Loan Party in or pursuant to the Loan Documents are true and correct in all material respects (and in all respects if any such representation and warranty is qualified by materiality) on and as of the Second Amendment Effective Date as if made on and as of such date (except to the extent any such representation and warranty expressly relates to an earlier date, in which case it was true and correct in all material respects as of such earlier date).

5. Continuing Effect of the Credit Agreement and Loan Documents.

(a) This Amendment shall not constitute an amendment or waiver of any provision of the Existing Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrowers that would require a waiver or consent of the Lenders and the Administrative Agent. Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.

(b) This Amendment shall not extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement or any other Loan Document or discharge or release the Lien or priority of any Security Document or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement, the Security Documents or the other Loan Documents or a novation of the Existing Credit Agreement or any other Loan Document. The obligations outstanding under or of the Existing Credit Agreement and instruments securing the same shall remain in full force and effect, except to any extent expressly modified hereby. Nothing implied in this Amendment or in any other document contemplated hereby shall be construed as a release or other discharge of any of the Loan Parties under any Loan Document from any of its obligations and liabilities as a borrower, guarantor, grantor or pledgor under any of the Loan Documents.

(c) Each of this Amendment and the Credit Agreement constitutes a Loan Document.

6. Reaffirmation.

(a) Each Loan Party hereby (i) expressly acknowledges the terms of the Credit Agreement, (ii) ratifies and affirms its obligations under the Loan Documents (including guarantees and security agreements) executed by the undersigned, (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, (iv) agrees that each Security Document secures all Obligations of the Loan Parties in accordance with the terms thereof and (v) confirms this Amendment does not represent a novation of any Loan Document. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to each Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations.

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(b) Each Loan Party hereby reaffirms, as of the Second Amendment Effective Date, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated thereby and (ii) its guarantee of payment of the Obligations pursuant to the Guarantee Agreement and its grant of Liens on the Collateral to secure the Obligations.

7. GOVERNING LAW; WAIVER OF JURY TRIAL; MISCELLANEOUS. (a) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.12 AND 10.16 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN MUTATIS MUTANDIS.(c) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.

(d) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import referring to the Existing Credit Agreement or the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement.

8. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9. Headings. The headings and subheadings used herein are solely for convenience of reference and shall not constitute a part of this Amendment or affect the meaning, construction or effect of any provision thereof.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

TENNECO INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

TENNECO AUTOMOTIVE OPERATING COMPANY INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

[Signature Page to First Amendment to Tenneco Credit Agreement]

TENNECO INTERNATIONAL HOLDING CORP.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

TENNECO GLOBAL HOLDINGS INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

THE PULLMAN COMPANY

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

TMC TEXAS INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

CLEVITE INDUSTRIES INC.

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

[Signature Page to Second Amendment to Tenneco Credit Agreement]

FEDERAL-MOGUL FINANCING CORPORATION

By:	/s/ David Jachcik
Name: David Jachcik
Title: Assistant Treasurer

CARTER AUTOMOTIVE COMPANY LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL IGNITION LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

FEDERAL-MOGUL PISTON RINGS, LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

[Signature Page to Second Amendment to Tenneco Credit Agreement]

FEDERAL-MOGUL POWERTRAIN LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

FEDERAL-MOGUL POWERTRAIN IP LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

FEDERAL-MOGUL PRODUCTS US LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL MOTORPARTS LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL WORLD WIDE LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

[Signature Page to Second Amendment to Tenneco Credit Agreement]

FELT PRODUCTS MFG. CO. LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

MUZZY-LYON AUTO PARTS LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL CHASSIS LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

F-M MOTORPARTS TSC LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

F-M TSC REAL ESTATE HOLDINGS LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

[Signature Page to Second Amendment to Tenneco Credit Agreement]

FEDERAL-MOGUL VALVE TRAIN INTERNATIONAL LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

FEDERAL-MOGUL SEVIERVILLE, LLC

By:	/s/ David Jachcik
Name: David Jachcik
Title: President and Treasurer

BECK ARNLEY HOLDINGS LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

FEDERAL-MOGUL FILTRATION LLC

By:	/s/ Paul D. Novas
Name: Paul D. Novas
Title: Vice President Finance

[Signature Page to Second Amendment to Tenneco Credit Agreement]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent

By:	/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Executive Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Executive Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]

Mizuho Bank, Ltd., as a Lender

By:	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

[Signature Page to Second Amendment to Tenneco Credit Agreement]

HSBC Bank USA, N.A., as a Lender

By:	/s/ Andrew Horn
Name: Andrew Horn
Title: Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Burnside
Name: Patrick Burnside
Title: Assistant Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Nikhil Madhok
Name: Nikhil Madhok
Title: Authorized Signatory

[Signature Page to Second Amendment to Tenneco Credit Agreement]

TD BANK, N.A., as a Lender

By:	/s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

ING Bank N.V., Dublin Branch, as a Lender

By:	/s/ Sean Hassett
Name: Sean Hassett
Title: Director

By:	/s/ Cormac Langford
Name: Cormac Langford
Title: Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]

FLUSHING BANK, as a Lender

By:	/s/ Alan Harris
Name: Alan Harris
Title: Senior Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

The Northern Trust Company, as a Lender

By:	/s/ Keith L. Burson
Name: Keith L. Burson
Title: Senior Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

ASSOCIATED BANK, N.A., as a Lender

By:	/s/ Jeffrey R. McMahon
Name: Jeffrey R. McMahon
Title: Vice President – Commercial Banking

[Signature Page to Second Amendment to Tenneco Credit Agreement]

The First Bank of Highland Park, as a Lender

By:	/s/ Lynn M. Rosinsky
Name: Lynn M. Rosinsky
Title: Managing Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]

Canadian Imperial Bank of Commerce, New York Branch, as a Lender

By:	/s/ Dominic Sorresso
Name: Dominic Sorresso
Title: Authorized Signatory

By:	/s/ Andrew Campbell
Name: Andrew Campbell
Title: Authorized Signatory

[Signature Page to Second Amendment to Tenneco Credit Agreement]

Citizens Bank, N.A., as a Lender

By:	/s/ Stephen A. Maenhout
Name: Stephen A. Maenhout
Title: Senior Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

Citibank, N.A., as a Lender

By:	/s/ Lixing Qi
Name: Lixing Qi
Title: Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

COMMERZBANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Thomas J. Devitt
Name: Thomas J. Devitt
Title: Director

By:	/s/ Michael W. Ravelo
Name: Michael W. Ravelo
Title: Managing Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]

KBC BANK N.V., NEW YORK BRANCH, as a Lender

By:	/s/ Nicholas Fiore
Name: Nicholas Fiore
Title: Director

By:	/s/ Francis Payne
Name: Francis Payne
Title: Managing Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sean Duggan
Name: Sean Duggan
Title: Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jonathan Malden
Name: Jonathan Malden
Title: Duly Authorized Signatory

[Signature Page to Second Amendment to Tenneco Credit Agreement]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Matt J Perrizo
Name: Matt J Perrizo
Title: Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jeffrey S. Johnson
Name: Jeffrey S. Johnson
Title: Senior Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Brian Lukehart
Name: Brian Lukehart
Title: Managing Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]

The Huntington National Bank, as a Lender

By:	/s/ Mark Zobel
Name: Mark Zobel
Title: Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ John Lascody
Name: John Lascody
Title: Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

Santander Bank, N.A., as a Lender

By:	/s/ Irv Roa
Name: Irv Roa
Title: Senior Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Monica Tilani
Name: Monica Tilani
Title: Vice President

By:	/s/ Richard Pace
Name: Richard Pace
Title: Managing Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]

Fifth Third Bank, National Association, as a Lender

By:	/s/ Kurt Marsan
Name: Kurt Marsan
Title: Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

MUFG BANK, LTD., as a Lender

By:	/s/ Eric Hill
Name: Eric Hill
Title: Authorized Signatory

[Signature Page to Second Amendment to Tenneco Credit Agreement]

TRUIST BANK (formerly known as Branch Banking and Trust Company and as successor by merger to SunTrust Bank), as a Lender

By:	/s/ Alexander Harrison
Name: Alexander Harrison
Title: Vice President

[Signature Page to Second Amendment to Tenneco Credit Agreement]

Industrial and Commercial Bank of China Limited, New York Branch, as a Lender

By:	/s/ Jing Qu
Name: Jing Qu
Title: Vice President

By:	/s/ Gang Duan
Name: Gang Duan
Title: Executive Director

[Signature Page to Second Amendment to Tenneco Credit Agreement]